ASSIGNMENT AND ASSUMPTION OF LEASES

ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") made as of the 11th day of December, 2009, by and between **MERRIMACK SHOPPING CENTER, LLC**, a Delaware limited liability company ("Assignor"), and **INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C.**, a Delaware limited liability company (the "Assignee").

WITNESSETH:

WHEREAS, Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Original Buyer"), and Assignor entered into that certain Real Estate Sale Agreement dated October 22, 2009, as amended by that certain Amendment to Real Estate Sale Agreement dated November 30, 2009 (collectively, the "Contract"), covering the Premises (as hereinafter defined); and

WHEREAS, Original Buyer assigned its rights under the Contract to Assignee; and

WHEREAS, Assignor has simultaneously herewith conveyed to the Assignee all of Assignor's right, title and interest in and to the premises known as Merrimack Village Shopping Center, Merrimack, Hillsborough County, New Hampshire, as more particularly described in Exhibit "A" attached hereto (the "Premises"), and in connection therewith, Assignor has agreed to assign to Assignee all of Assignor's right, title and interest in and to those leases from the tenants referenced on the schedule attached as Exhibit "B" hereto and the guaranties and other documents related thereto, if any (collectively, the "Leases").

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns unto Assignee, all of the right, title and interest of Assignor in and to the Leases;

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns from and after the date hereof, subject to the terms, covenants and conditions of the Leases.

2. Assignee assumes the performance of all of the obligations of Assignor under the Leases to be performed from and after the date hereof. Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, losses, costs, damages or expenses including, without limitation, reasonable attorneys' fees and costs (collectively, "Claims") arising out of or resulting from any breach or default by Assignee in its obligations under the terms of the Leases from and after the date hereof, including, without limitation, any breach or default by Assignee or failure by Assignee to comply with any applicable law from and after the

date hereof with respect to the security deposits under the Leases that are being transferred to Assignee on the date hereof.

3. Assignor hereby agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all Claims arising out of or resulting from any breach or default by Assignor in its obligations under the terms of the Leases prior to the date hereof including, without limitation, any breach or default under the Leases or failure by Assignor to comply with any applicable laws prior to the date hereof with respect to the security deposits under the Leases.

4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

5. This Assignment may be executed in separate counterparts, which, together, shall constitute one and the same fully executed Assignment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first above written.

ASSIGNOR:

MERRIMACK SHOPPING CENTER, LLC, a Delaware limited liability company

By: Regency Centers, L.P., a Delaware limited partnership, its sole member and manager

By: Regency Centers Corporation, a Florida corporation, its general partner

By: ____________________

Name: Stuart Brackenridge

Title: Vice President

____

Print Name: Teresa Forst

ASSIGNEE:

INLAND DIVERSIFIED MERRIMACK VILLAGE, L.L.C., a Delaware limited liability company

By: Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By: ____________________
Name: Barry L. Lazarus
Title: President

____
Print Name: Robin Rash

EXHIBIT "A"

Those 4 certain parcels of land situated on the southerly side of Continental Boulevard in the Town of Merrimack, County of Hillsborough, State of New Hampshire, being Lots 3D/3-1, 3D/3-2, 4D/80 and 4D/54-3 as shown on a plat entitled "Master Lot Line Relocation Plan (Lots 3-1 and 3-2, Map 3D & Lot 54-3 and 80, Map 4D) Continental Boulevard and Camp Sargent Road, Merrimack, New Hampshire, prepared for Merrimack Shopping Center, LLC, c/o Regency Centers, 150 Monument Road, Suite 406, Bala Cynwyd, Pennsylvania 19004" said plan prepared by Hayner/Swanson, Inc. dated 8, August 2005, File Number 3740-SUBA, duly recorded in the Merrimack County Registry of Deeds as Plan No. 35139, to which reference may be made for a more particular description.

EXHIBIT "B"

SHAW'S
SUPERCUTS
EAST CHINA
½ OFF CARDS
NH BEST CLEANERS AND TAILORS
MERRIMACK JEWELERS
GO WIRELESS
QUIZNO'S
PIZZICO
STATE OF NEW HAMPSHIRE LIQUOR COMMISSION
RADIO SHACK
MCDONALDS